Exhibit 10.10

(MULTICURRENCY-CROSS BORDER)

                                     ISDA(R)

                  International Swap Dealers Association, Inc.

                                MASTER AGREEMENT

                          dated as of 22 September 2006

                   COMMONWEALTH BANK OF AUSTRALIA ("PARTY A")
                                       and
    PERPETUAL LIMITED (ABN 86 000 431 827) IN ITS CAPACITY AS TRUSTEE OF THE
                               SECURITISATION FUND
                                   ("PARTY B")
                                       and
     ME PORTFOLIO MANAGEMENT LIMITED (ABN 79 005 964 134) IN ITS CAPACITY AS
                       MANAGER OF THE SECURITISATION FUND
                                   ("MANAGER")

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:-

1 INTERPRETATION

      (a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

      (b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

      (c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2 OBLIGATIONS

      (a) GENERAL CONDITIONS.

            (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

            (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

       Copyright (C) 1992 by International Swap Dealers Association, Inc.

            (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

      (b) CHANGE OF ACCOUNT. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

      (c) NETTING. If on any date amounts would otherwise be payable:-

            (i) in the same currency; and

            (ii) in respect of the same Transaction,

      by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

      The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

      (d) DEDUCTION OR WITHHOLDING FOR TAX.

            (i) GROSS-UP. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:-

                  (1) promptly notify the other party ("Y") of such requirement;

                  (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

                  (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

                  (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not he required to be paid but for:-


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

                        (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                        (B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

            (ii) LIABILITY. If:-

                  (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

                  (2) X does not so deduct or withhold; and

                  (3) a liability resulting from such Tax is assessed directly against X,

      then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

      (e) DEFAULT INTEREST; OTHER AMOUNTS. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3 REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:-

      (a) BASIC REPRESENTATIONS.

            (i) STATUS. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

            (ii) POWERS. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

            (iii) NO VIOLATION OR CONFLICT. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government


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

            applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

            (iv) CONSENTS. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

            (v) OBLIGATIONS BINDING. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

      (b) ABSENCE OF CERTAIN EVENTS. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

      (c) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

      (d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

      (e) PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

      (f) PAYEE TAX REPRESENTATIONS. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4 AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:-

      (a) FURNISH SPECIFIED INFORMATION. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:-

            (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

            (ii) any other documents specified in the Schedule or any Confirmation; and

            (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably


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

      satisfactory to such other party and to be executed and to be delivered with any reasonably required certification,

      in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

      (b) MAINTAIN AUTHORISATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

      (c) COMPLY WITH LAWS. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

      (d) TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

      (e) PAYMENT OF STAMP TAX. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5 EVENTS OF DEFAULT AND TERMINATION EVENTS

      (a) EVENTS OF DEFAULT. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:-

            (i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

            (ii) BREACH OF AGREEMENT. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

            (iii) CREDIT SUPPORT DEFAULT.

                  (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

                  (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or


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                  (3) the party or such Credit Support Provider disaffirms,
                  disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

            (iv) MISREPRESENTATION. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

            (v) DEFAULT UNDER SPECIFIED TRANSACTION. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

            (vi) CROSS DEFAULT. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or
            (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

            (vii) BANKRUPTCY. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:-

                  (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its


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                  assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

            (viii) MERGER WITHOUT ASSUMPTION. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:-

                  (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

                  (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

      (b) TERMINATION EVENTS. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:-

            (i) ILLEGALITY. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):-

                  (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

                  (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

            (ii) TAX EVENT. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is


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            required to be paid in respect of such Tax under Section 2(d)(i)(4)
            (other than by reason of Section 2(d)(i)(4)(A) or (B));

            (iii) TAX EVENT UPON MERGER. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under
            Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

            (iv) CREDIT EVENT UPON MERGER. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in
            Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

            (v) ADDITIONAL TERMINATION EVENT. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

      (c) EVENT OF DEFAULT AND ILLEGALITY. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6 EARLY TERMINATION

      (a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

      (b) RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

            (i) NOTICE. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

            (ii) TRANSFER TO AVOID TERMINATION EVENT. If either an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under


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            Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under
            Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

            If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

            Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

            (iii) TWO AFFECTED PARTIES. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

            (iv) RIGHT TO TERMINATE. If:-

                  (1) a transfer under Section 6(b)(ii) or an agreement under
                  Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

                  (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

      (c) EFFECT OF DESIGNATION.

            (i) If notice designating an Early Termination Date is given under
            Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

            (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

      (d) CALCULATIONS.

            (i) STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and
            (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

            (ii) PAYMENT DATE. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

      (e) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

            (i) EVENTS OF DEFAULT. If the Early Termination Date results from an Event of Default:-

                  (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

                  (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

                  (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to
                  (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-Defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

                  (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

            (ii) TERMINATION EVENTS. If the Early Termination Date results from a Termination Event:-

                  (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the

                  Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

                  (2) Two Affected Parties. If there are two Affected Parties:-

                        (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and
                        (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                        (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

            If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

            (iii) ADJUSTMENT FOR BANKRUPTCY. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this
            Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

            (iv) PRE-ESTIMATE. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7 TRANSFER

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:-

      (a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

      (b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8 CONTRACTUAL CURRENCY

      (a) PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

      (b) JUDGMENTS. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

      (c) SEPARATE INDEMNITIES. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

      (d) EVIDENCE OF LOSS. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9 MISCELLANEOUS

      (a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

      (b) AMENDMENTS. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

      (c) SURVIVAL OF OBLIGATIONS. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

      (d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

      (e) COUNTERPARTS AND CONFIRMATIONS.

            (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

            (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

      (f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

      (g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10 OFFICES; MULTIBRANCH PARTIES

      (a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

      (b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

      (c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11 EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12 NOTICES

      (a) EFFECTIVENESS. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:-

            (i) if in writing and delivered in person or by courier, on the date it is delivered;

            (ii) if sent by telex, on the date the recipient's answerback is received;

            (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

            (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

            (v) if sent by electronic messaging system, on the date that electronic message is received,

      unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

      (b) CHANGE OF ADDRESSES. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13 GOVERNING LAW AND JURISDICTION

      (a) GOVERNING LAW. This Agreement will he governed by and construed in accordance with the law specified in the Schedule.

      (b) JURISDICTION. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:-

            (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

            (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

      Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

      (c) SERVICE OF PROCESS. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in
      Section 12.

      Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

      (d) WAIVER OF IMMUNITIES. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14 DEFINITIONS

As used in this Agreement:-

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED TRANSACTIONS" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"AFFILIATE" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"APPLICABLE RATE" means:-

      (a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

      (b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

      (c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

      (d) in all other cases, the Termination Rate.

"BURDENED PARTY" has the meaning specified in Section 5(b).

"CHANGE IN TAX LAW" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"CONSENT" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

"CREDIT SUPPORT DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY TERMINATION DATE" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE TAX" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"LAW" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "LAWFUL" and "UNLAWFUL" will be construed accordingly.

"LOCAL BUSINESS DAY" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"LOSS" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"MARKET QUOTATION" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"NON-DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

"OFFICE" means a branch or office of a party, which may be such party's head or home office.

"POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"REFERENCE MARKET-MAKERS" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"RELEVANT JURISDICTION" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"SCHEDULED PAYMENT DATE" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"SET-OFF" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"SETTLEMENT AMOUNT" means, with respect to a party and any Early Termination Date, the sum of:-

      (a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

      (b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a

      Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"SPECIFIED ENTITY" has the meaning specified in the Schedule.

"SPECIFIED INDEBTEDNESS" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"SPECIFIED TRANSACTION" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED TRANSACTIONS" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION CURRENCY EQUIVALENT" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"TERMINATION EVENT" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"TERMINATION RATE" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"UNPAID AMOUNTS" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.


PARTY A
Signed in Sydney on the 18th day of September
2006 for the Commonwealth Bank of Australia by its duly appointed Attorney under Power of Attorney dated 3 November 2005 Registered
Book 4475 No. 35 who declares that he/she has not received notice of revocation of the power


In the presence of


  Witness:  /s/ Jacqueline De Lacy           Attorney:      /s/ Karen Freeman
           ----------------------------                   ---------------------

  Name:     Jacqueline De Lacy               Name:          Karen Freeman

  Title     Associate                        Title:         Manager

  Date:     18 September 2006                Date:          18 September 2006


PARTY B
Signed by Perpetual Limited
by its attorney who declares that he/she has not received notice of revocation of the power


In the presence of


  Witness:  /s/ Nora McDonnell          Attorney:      /s/ Jennifer Wu
           ----------------------                    ----------------------

  Name:     Nora McDonnell              Name:          Jennifer Wu

  Title     Assistant Manager           Title:         Attorney

  Date:     22 September 2006           Date:          22 September 2006


THE MANAGER
Signed by ME Portfolio Management Limited by its attorney who declares that he/she has not received notice of revocation of the power.

In the presence of


  Witness:  /s/ Michael Donohue          Attorney:      /s/ Nicholas Vamvakas
           ---------------------------                ------------------------

  Name:     Michael Donohue              Name:          Nicholas Vamvakas

  Title     Manager Treasury             Title:         GM Financial Markets

  Date:     20 September 2006            Date:          20 September 2006



                                                        /s/ Paul Garvey
                                                      ------------------------

                                         Name:          Paul Garvey

                                         Title:         Manager Capital Markets

                                         Date:          20 September 2006

                                      ISDA

              International Swaps and Derivatives Association, Inc.


                                    SCHEDULE

                                     to the

                                Master Agreement


                          dated as of 22 September 2006

                                     between


               COMMONWEALTH BANK OF AUSTRALIA (ABN 48 123 123 124)
                                   ("PARTY A")


                                       AND


    PERPETUAL LIMITED (ABN 86 000 431 827) IN ITS CAPACITY AS TRUSTEE OF THE
                              SECURITISATION FUND
                                   ("PARTY B")


                                       AND


ME PORTFOLIO MANAGEMENT LIMITED (ABN 79 005 964 134) IN ITS CAPACITY AS MANAGER
                           OF THE SECURITISATION FUND
                                   ("MANAGER")


                                     PART 1
                             TERMINATION PROVISIONS

(a)   "SPECIFIED ENTITY" is not applicable in relation to Party A and Party B.

(b)   "SPECIFIED TRANSACTION" will not apply.

(c)   (i)   Sections 5(a)(ii), (iii), (iv), (v), (vi), (viii), 5(b)(iii) and
            (iv) will not apply to Party A or Party B.

      (ii)  Replace Section 5(a)(i) with:

            "(i) FAILURE TO PAY OR DELIVER. Failure by the party to make when due any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before 10:00am on the tenth Local Business Day after the due date;"

      (iii) Section 5(b)(ii) will not apply if Party A is the sole Affected Party (subject to Section 6(aa)(iii) of the Agreement, inserted by Part 1(j) of this Schedule).

(d) The "BANKRUPTCY" provisions of Section 5(a)(vii) are replaced by "An Insolvency Event (as defined in the Security Trust Deed) has occurred in respect of Party A (which will be the Defaulting Party) or Party B (which will be the Defaulting Party).".

      However, the parties agree for the purposes of this Agreement that the occurrence of an Insolvency Event (as defined in the Security Trust Deed) in respect of Party B will not constitute an Event of Default provided that:

      (i) within 30 Local Business Days of that occurrence, Party A, Party B and the Manager are able to procure the novation of this Agreement and all Transactions to a third party;

      (ii) the Designated Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of the Notes; and

      (iii) Party A, Party B and the Manager agree to execute such a novation agreement in a form agreed between the parties.

      For the avoidance of doubt, the occurrence of an Insolvency Event in respect of Party B in its personal capacity shall not constitute an Event of Default.

(e)   The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a):

      will not apply to Party A; and

      will not apply to Party B.

(f)   PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
      Agreement:

      (i)   Market Quotation will apply; and

      (ii)  the Second Method will apply.

(g) "TERMINATION CURRENCY" means United States Dollars in respect of a Transaction which relates to United States Dollars and Euros in respect of a Transaction which relates to Euros provided that if an amount due in respect of an Early Termination Date will be payable by Party B to Party A, the Termination Currency for the purpose of calculating and paying that amount is Australian Dollars.

(h) "ADDITIONAL TERMINATION EVENT" will apply. The following shall constitute an Additional Termination Event:

      (i) With respect to Class A1 Notes only, Party B becomes obliged to make a withholding or deduction in respect of any Class A1 Notes and the Class A1 Notes are redeemed as a result.

            For the purposes of this Additional Termination Event both Party A and Party B are Affected Parties.

            Notwithstanding Section 6(b)(iv) of the Agreement, if this Additional Termination Event occurs, Party B must, at the direction of the Manager, give a notice designating an Early Termination Date in respect of this Agreement and all Transactions (in each case in relation to the Class A1 Notes only) provided that such Early Termination Date must not be earlier than the time of redemption of the Class A1 Notes.

      (ii) With respect to Class A2 Notes only, Party B becomes obliged to make a withholding or deduction in respect of any Class A2 Notes and the Class A2 Notes are redeemed as a result.

            For the purposes of this Additional Termination Event, both Party A and Party B are Affected Parties.

            Notwithstanding Section 6(b)(iv) of the Agreement, if this Additional Termination Event occurs, Party B must, at the direction of the Manager, give a notice designating an Early Termination Date in respect of this Agreement and all Transactions (in each case in relation to the Class A2 Notes only) provided that such Early Termination Date must not be earlier than the time of redemption of the Class A2 Notes.

      (iii) An Event of Default (as defined in the Security Trust Deed) occurs and the Security Trustee has declared, in accordance with the Security Trust Deed, the Class A Offered Notes immediately due and payable.

            For the purposes of this Additional Termination Event, Party B is the Affected Party.

      (iv) Party A fails to comply with its obligations under Part 5(v). For the purposes of this Additional Termination Event, Party A is the Affected Party.

            Notwithstanding Section 6(b)(iv) of the Agreement, if this Additional Termination Event occurs, Party B must, at the direction of the Manager, give a notice designating an Early Termination Date in respect of this Agreement and all Transactions.

      (v) Party A fails to comply with its obligations under Part 5(aa). For the purposes of this Additional Termination Event, Party A is the Affected Party.

            Notwithstanding Section 6(b)(iv) of the Agreement, if this Additional Termination Event occurs, Party B must, at the direction of the Manager, give a notice designating an Early Termination Date in respect of this Agreement and all Transactions.

(i) TRANSFER TO AVOID TERMINATION EVENT. In Section 6(b)(ii), after the words "another of its Offices or Affiliates" on the seventh line add "(in respect of which the Designated Rating Agencies confirm that the transfer will not cause a reduction or withdrawal of the ratings for the Notes if any)".

(j)   RESTRICTED TERMINATION RIGHTS

      Add a new Section 6(aa) as follows:

      "(aa) Restricted Termination Rights

            (i) TERMINATION BY PARTY B: Party B must not designate an Early Termination Date without the prior written consent of the Note Trustee (if applicable).

            (ii) CONSULTATION: Each party may only designate an Early Termination Date following prior consultation with the other party as to the timing of the Early Termination Date. Subject to its duties under the Master Trust Deed and the Supplementary Bond Terms Notice, Party B may exercise its rights only after consultation with and on the instructions of the Note Trustee (if applicable) and only after consultation between Party A and the Note Trustee (if applicable). Party B may only designate an Early Termination Date at the direction of the Manager.

            (iii) PARTY A'S LIMITED RIGHTS IN RELATION TO TAX EVENT:

                  (a) Notwithstanding Part 1(c)(iii) of the Schedule to this Agreement, Party A may designate an Early Termination Date if it is an Affected Party following a Tax Event but only if all Class A Offered Notes will be redeemed at the full amount of the Invested Amount (or, if the Class A Offered Noteholders by Extraordinary Resolution have so agreed, at a lesser amount) together with accrued interest to (but excluding) the date of the redemption.

                  (b) If a Tax Event occurs where Party A is the Affected Party and Party A is unable to transfer all its rights and obligations under this Agreement and each Transaction to an Affiliate pursuant to Section 6(b)(ii), Party A may, at its cost, transfer all its rights, powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any person provided that:

                       (A) each Designated Rating Agency has confirmed in writing that the transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by the them to the relevant Class A Offered Notes; and

                       (B) that person has a long term credit rating assigned by each of the Designated Rating Agencies of at least the long term credit rating assigned by that Designated Rating Agency to Party A as at the date of this Agreement.

            (iv) TRANSFER WHERE PARTY B DOES NOT GROSS-UP: If any payment by Party B to Party A under this Agreement is, or is likely to be, made subject to any deduction or withholding on account of Tax, Party B will use reasonable endeavours to procure the substitution of Party B as principal obligor under this Agreement in respect of each Affected Transaction with an Affiliate of Party B incorporated in another jurisdiction approved by Party A and the Note Trustee and in respect of which the Designated Rating Agencies confirm that the substitution will not cause a reduction or withdrawal of the rating of Class A Offered Notes and in respect of which a deduction or withholding on account of Tax would not be necessary".

                                     PART 2
                               TAX REPRESENTATIONS

(a)   PAYER TAX REPRESENTATIONS

      For the purpose of Section 3(e) of this Agreement, Party A and Party B will make the following representations:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

      (i) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii);

      (ii)  the satisfaction of the agreement of the other party contained in
            Section 4(d) of this Agreement; and

      (iii) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement;

            PROVIDED that it shall not be a breach of this representation where reliance is placed on clause (i) and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

(b)   PAYEE TAX REPRESENTATIONS:

      For the purpose of Section 3(f) of this Agreement:

      (i)   Party A represents that:

            (A) It is a resident of the Commonwealth of Australia and it is fully eligible for the benefits of the "Business Profits" or "Industrial and Commercial Profits" provision, as the case may be, the "Interest" provision or the "Other Income" provision (if any) of the double tax treaties entered into between the Commonwealth of Australia and other foreign jurisdictions, with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement. Except where the Office specified for the purposes of a particular transaction is located outside the Commonwealth of Australia, no such payment is attributable to a trade or business carried on by it through a permanent establishment located outside the Commonwealth of Australia.

            (B) Each payment received or to be received by it in connection to a Transaction will be effectively connected with its conduct or a trade or business in the Office through which it entered into that Transaction as determined in accordance with this Agreement.

            (C) It is a "foreign person" within the meaning of the applicable U.S. Treasury Regulations concerning information reporting and backup withholding tax (as in effect on January 1, 2001), unless Party A provides written notice to Party B that it is no longer a foreign person. In respect of each Transaction it enters into through an office or discretionary agent in the United States or which otherwise is allocated for United States federal income tax purposes to such United States trade or business, each payment received or to be received by it under such Transaction will be effectively connected with its conduct of a trade or business in the United States.

            (D) In respect of all Transactions (other than those described in (a) above), no payment received or to be received by it in connection with this Agreement is attributable to a trade or business carried on by it through a permanent establishment in the United States.

      (ii) Party B represents that it is an Australian resident and does not derive the payments under this Agreement in part or in whole in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country. Party B further represents that it is a non-US person acting out of a non-US office or branch.

      (iii) The Manager represents that it is an Australian resident and does not derive the payments under this Agreement in part or in whole in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country. The Manager further represents that it is a non-US branch of a non-US person for United States tax purposes.

                                     PART 3
                         AGREEMENT TO DELIVER DOCUMENTS

For the purposes of Section 4(a)(i) and (ii) of this Agreement each party further agrees to deliver the following documents as applicable in accordance with the following:

-----------------------------------------------------------------------------------------------------------------------------------
                           DOCUMENT                                      DATE BY WHICH TO BE DELIVERED     COVERED BY SECTION
PARTY REQUIRED TO                                                                                          3(D) REPRESENTATIONS
DELIVER
-----------------------------------------------------------------------------------------------------------------------------------
Party A, Party B  and      A list of authorised signatories for the                                        Yes
the Manager                party and evidence satisfactory in form       On execution and delivery of
                           and substance to the other parties of the     this Agreement or any relevant
                           authority of the authorised signatories of    Confirmation and at any time
                           the party to execute this Agreement and       on the request of the other
                           each confirmation on behalf of each           party.
                           relevant party.
-----------------------------------------------------------------------------------------------------------------------------------
Party A, Party B and       As reasonably required by any  other party    Upon reasonable request.          Yes
the Manager                any document or certificate in connection
                           with its obligations to make a payment
                           under this Agreement which would enable
                           that party to make the payment free from
                           any deduction or withholding for or on
                           account of Tax or that would reduce the
                           rate at which the deduction or withholding
                           for or on account of Tax is applied to
                           that payment (including, without
                           limitation, any United States Form W-8BEN
                           or other relevant United States tax form).
-----------------------------------------------------------------------------------------------------------------------------------
Party A                    The financial data relating to Party A        If the Manager notifies Party     Yes
                           required to be disclosed by the Manager in    A that the significance
                           the Manager's reasonable judgment pursuant    percentage as computed by the
                           to Item 1115(b)(1) of Regulation AB.          Manager in accordance with
                                                                         Regulation AB is or becomes
                                                                         10% or greater, in accordance
                                                                         with Part 5(aa).
-----------------------------------------------------------------------------------------------------------------------------------
Party A                    The financial statements relating to Party    If the Manager notifies Party     Yes
                           A required to be disclosed by the Manager     A that the significance
                           in the Manager's reasonable judgment          percentage as computed by the
                           pursuant to Item 1115(b)(2) of Regulation     Manager in accordance with
                           AB.                                           Regulation AB is or becomes
                                                                         20% or greater, in accordance
                                                                         with Part 5(aa).
-----------------------------------------------------------------------------------------------------------------------------------
Party A                    A certificate of an authorised person of      At the execution of this          Yes
                           Party A certifying that the information       Agreement and thereafter upon
                           provided by Party A to the Manager for use    the provision of any financial
                           in a prospectus is true and accurate in       data or financial statements
                           all material respects.                        as may be required above.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                           DOCUMENT                                      DATE BY WHICH TO BE DELIVERED     COVERED BY SECTION
PARTY REQUIRED TO                                                                                          3(D) REPRESENTATIONS
DELIVER
-----------------------------------------------------------------------------------------------------------------------------------

Party B (where             Copies of any reports or accounts relating    Upon reasonable request by        Yes
applicable) and the        to the Securitisation Fund that are           Party A subject to not being
Manager                    produced for (a) distribution to the Class    obliged to deliver any
                           A Offered Noteholders, or (b) presentation    document if to do so would
                           to the Board of Directors of the Manager      breach or infringe any law or
                           and such other information in the             legally binding obligation or
                           Manager's control regarding the financial     restraint.
                           condition and business operations of the
                           Securitisation Fund as Party A may
                           reasonably require.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                           DOCUMENT                                      DATE BY WHICH TO BE DELIVERED     COVERED BY SECTION
PARTY REQUIRED TO                                                                                          3(D) REPRESENTATIONS
DELIVER
-----------------------------------------------------------------------------------------------------------------------------------
Party B and the Manager    Legal opinions as to the validity and         Promptly after entering into      Yes
                           enforceability of the obligations of Party    this Agreement, in the form
                           B and the Manager under this Agreement,       previously agreed with the
                           the Master Trust Deed, the Note Trust         other parties.
                           Deed, the Security Trust Deed and the
                           Class A Offered Notes in form and
                           substance and issued by legal counsel
                           reasonably acceptable to Party A.
-----------------------------------------------------------------------------------------------------------------------------------
Manager                    Copies of the Master Trust Deed, the Note     On execution and delivery of      Yes
                           Trust Deed, the Supplementary Bond Terms      this Agreement.
                           Notice and the Security Trust Deed
                           certified to be true copies by two
                           authorised signatories of the Manager.
-----------------------------------------------------------------------------------------------------------------------------------
Manager                    A copy of any document amending or varying    Promptly upon any such            Yes
                           the terms of the Master Trust Deed, the       document becoming effective in
                           Security Trust Deed, the Note Trust Deed      accordance with its terms.
                           or the Supplementary Bond Terms Notice
                           certified to be a true copy by two
                           authorised signatories of the Manager.
-----------------------------------------------------------------------------------------------------------------------------------
Party A                    A legal opinion by Party A's internal         Promptly after entering into      Yes
                           counsel as previously provided to the         this Agreement.
                           Designated Rating Agencies.

-----------------------------------------------------------------------------------------------------------------------------------

                                     PART 4
                                  MISCELLANEOUS

(a)   ADDRESS FOR NOTICES. For the purpose of Section 12(a) of this Agreement:

      (i)   ADDRESS FOR NOTICES TO PARTY A:

            All notices to PARTY A under Sections 5 or 6 of this Agreement (other than Section 5(a)(i)) shall be sent to:

            Level 1

            120 Pitt Street

            Sydney NSW 2000

            Australia

            Attention:     Executive Manager, Global Markets Documentation

            Telephone No:  02 9312 0522

            Facsimile No:  02 9312 0106

            All other notices to PARTY A shall be sent directly to the Office through which Party A is acting for the relevant Transaction, using the address and contact particulars specified in the Confirmation of that Transaction or otherwise notified.

      (ii)  ADDRESS FOR NOTICES TO PARTY B:

            Level 12

            123 Pitt Street

            Sydney NSW 2000

            Australia

            Attention:  Manager, Securitisation

            Telephone:  (612) 9229 9000

            Facsimile:  (612) 9221 7870

      (iii) ADDRESS FOR NOTICES TO MANAGER:

            Level 23

            360 Collins Street

            Melbourne  VIC 3000

            Australia

            Attention:  Settlements Officer

            Telephone:  (613) 9605 6000

            Facsimile:  (613) 9605 6228

(b)   PROCESS AGENT. For the purposes of Section 13(c) of this Agreement:

      Party A appoints as its Process Agent:  Nil.

      Party B appoints as its Process Agent:  Nil.

(c)   OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)   MULTIBRANCH PARTY. For the purposes of Section 10(c) of this Agreement:

      Party A is a Multibranch Party and may act through its Sydney and Melbourne offices.

      Party B is not a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f)   CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

      (i)   In relation to Party A: Nil

      (ii)  In relation to Party B: Security Trust Deed.

(g)   CREDIT SUPPORT PROVIDER. Credit Support Provider means:

      (i)   In relation to Party A: Nil.

      (ii)  In relation to Party B: Nil

(h) GOVERNING LAW. This Agreement and each Confirmation will be governed by and construed in accordance with New South Wales law and each party hereby submits to the non-exclusive jurisdiction of the New South Wales courts and courts of appeal from them.

      Section 13(b)(i) is deleted and replaced with the following:

      "(i) submits to the non-exclusive jurisdiction of the courts of New South Wales and courts of appeal from them and a reference in section 13(b)(ii) to "such court" is a reference to those courts.

(i) NETTING OF PAYMENTS. Unless otherwise agreed between Party A and Party B (at the direction of the Manager), sub-paragraph (ii) of Section 2(c) of this Agreement will not apply in respect of all Transactions.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement. For the purposes of Section 3(c), each of Party A and Party B is deemed not to have any Affiliates.

                                     PART 5
                                OTHER PROVISIONS

(a)   In Section 2(a)(i) add the following sentence:

      "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party."

(b) In Section 2(a)(ii), after "freely transferable funds" add "free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement)".

(c)   Insert new Sections 2(a)(iv) and (v) as follows:

      "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment or delivery due to be made to a party if it has satisfied all its payment and delivery obligations under Section 2(a)(i) of this Agreement and has no future payment or delivery obligations, whether absolute or contingent under Section 2(a)(i).

      (v)   Where:

            (1) payments are due pursuant to Section 2(a)(i) by Party A to Party B (the "PARTY A PAYMENT") and by Party B to Party A (the "PARTY B PAYMENT") on the same day; and

            (2) the Security Trust Deed applicable to Party B's obligations and entitlement referred to in Section 2(a)(v)(1) has become, and remains at that time, enforceable,

            then Party A's obligation to make the Party A Payment to Party B shall be subject to the condition precedent (which shall be an "applicable condition precedent" for the purpose of Section 2(a)(iii)(3)) that Party A first receives the Party B Payment or confirmation from Party B's bank that it holds irrevocable instructions to effect payment of the Party B Payment and that funds are available to make that payment."

(d)   Add the following new sentence to the end of Section 2(b):

            "Each new account so designated must be in the same tax jurisdiction as the original account."

(e) Delete the word "if" at the beginning of Section 2(d)(i)(4) and insert the following words instead:

            "if and only if X is Party A and".

(f) In Section 2(d)(ii) insert the words "(if and only if Y is Party A)" after the word "then" at the beginning of the last paragraph. Party B will have no obligation to pay any amount to Party A under Section 2(d)(ii), and may make any payment under or in connection with this Agreement net of any deduction or withholding referred to in Section 2(d)(i).

(g)   ADDITIONAL REPRESENTATIONS. In Section 3:

      (i) add the following in section 3(a)(v) after the words "creditors rights generally":

            "(including in the case of a party being an ADI (as that term is defined in the Reserve Bank Act 1959 (Cth)), sections 11F and 13A(3) of the Banking Act 1959 (Cth) or any other analogous provision under any law applicable to a party)".

      (ii)  add the following immediately after paragraph (f):

            "(g) NON ASSIGNMENT. It has not assigned (whether absolutely, in equity or otherwise) or declared any trust over any of its rights under any Transaction (other than, in respect of Party B, the Securitisation Fund created pursuant to the Master Trust Deed) and has not given any charge, in the case of Party A, over its rights under any Transaction and, in the case of Party B, over assets of the Securitisation Fund (other than as provided in the Security Trust Deed)."

(h) Party B also represents to Party A (which representations will be deemed to be repeated by Party B on each date on which a Transaction is entered into) that:

      (i) SECURITISATION FUND VALIDITY CREATED. The Securitisation Fund has been validly created and is in existence at the date of this Agreement and each Transaction.

      (ii) SOLE TRUSTEE. Party B has been validly appointed as trustee of the Securitisation Fund and is presently the sole trustee of the Securitisation Fund.

      (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to Party B and to Party B's knowledge no resolution has been passed, or direction or notice has been given, removing Party B as trustee of the Securitisation Fund.

      (iv) POWER. Party B has power under the Master Trust Deed to enter into this Agreement and the Security Trust Deed in its capacity as trustee of the Securitisation Fund.

      (v) GOOD TITLE. Party B is the legal owner of the assets of the Securitisation Fund and has the power under the Master Trust Deed to mortgage or charge them in the manner provided in the Security Trust Deed and those assets are free from all other prior encumbrances save for the Prior Interest.

      (vi) INDEMNITY. Party B has not committed any fraud, negligence or Wilful Default which would prejudice its right of indemnity out of the Securitisation Fund.

(i)   In Section 4 add a new paragraph as follows:

            "(f) CONTRACTING AS PRINCIPAL. Party A will enter into all Transactions as principal and not otherwise and Party B will enter into all Transactions in its capacity as trustee of the Securitisation Fund and not otherwise."

(j) In the third line of Section 3(c), insert "materially" before the word "affect".

(k) In Section 6(d)(i), in the last sentence, insert "in the absence of manifest error" after the word "evidence".

(l) In Section 6(e), delete the sentence "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.", at the end of the first paragraph.

(m)   Section 12 is amended as follows by replacing Section 12(a)(iii) with:

            "(iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section, unless the recipient notifies the sender within one Local Business Day of the facsimile being sent that the facsimile was not received in its entirety and in legible form".

(n)   Definitions and interpretation.

      (i) Section 14 of the Agreement is modified by inserting the following new definitions:

            "COMMISSION" means the United States Securities and Exchange Commission.

            "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

            "MASTER TRUST DEED" means the Master Trust Deed dated 4 July 1994 (as amended and restated) made between the Manager (formerly called Superannuation Members' Home Loans Limited) as manager and Party B (formerly called Perpetual Trustees Australia Limited) as trustee, pursuant to which the trust funds, collectively known as "Superannuation Members' Home Loans Trusts" are constituted, including the Securitisation Fund.

            "RATING AGENCY CONFIRMATION" means, at any time, a confirmation from each Designated Rating Agency that there will not be a downgrade or withdrawal of the rating of any of the Notes at that time.

            "REGULATION AB" means Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss. 229.1100-229.1123 as may be
            amended from time to time and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7 2005)) or by the
            staff of the Commission or as may be provided by the Commission or its staff from time to time.

            "RELEVANT SWAP TRANSACTION" means in relation to the Class A Offered Notes, each Transaction which is a Currency Swap for Class A Offered Notes only.

            "SECURITY TRUST DEED" means the Security Trust Deed dated 17 August 2006 between Party B, the Manager, the Security Trustee and the Note Trustee.

            "SIGNIFICANCE PERCENTAGE" has the meaning given to it in Item 1115 of Regulation AB.

            "SWAP FINANCIAL DISCLOSURE" means, if the Manager determines reasonably and in good faith that the significance percentage of this Agreement is or has become:

            (a) 10% or more, the information set forth in Item 1115(b)(1) of Regulation AB; or

            (b) 20% or more, the information set forth in Item 1115(b)(2) of Regulation AB.

            "SWAP FINANCIAL DISCLOSURE REQUEST" means a request by the Manager or Party B for Party A to provide the Swap Financial Disclosure pursuant to Part 5(aa)(iii) of the Schedule to this Agreement.

            "WILFUL DEFAULT" in relation to Party B means a wilful default of this Agreement by Party B:

            (a)   other than a default which:

                  (A) arises out of a breach of a Transaction Document by a person other than Party B or any person referred to in paragraph (c) in relation to Party B;

                  (B) arises because some other act or omission is a precondition to the relevant act or omission of Party B, and that other act or omission does not occur;

                  (C) is in accordance with a lawful court order or direction or is required by law; or

                  (D) is in accordance with an instruction or direction given to it by any person in circumstances where that person is authorised to do so by any Transaction Document; and

            (b) in circumstances where had it not committed that default it would have been entitled to recoupment, reimbursement or a right of indemnity for its costs and expenses (if any) incurred in complying with this Agreement from the Securitisation Fund.

            (c) A reference to the "fraud", "negligence" or "Wilful Default" of Party B means the fraud, negligence or Wilful Default of Party B and of its officers or employees, but not of its agents or delegates, unless Party B is liable for the acts or omissions of such other person under the terms of this Agreement.

      (ii) Each of the following expressions has the meanings given to them in the Master Trust Deed and the Security Trust Deed (as the case may be) provided that in the event of any inconsistency those in the Security Trust Deed will prevail:

            "CHARGED PROPERTY"

            "CURRENCY SWAP"

            "DESIGNATED RATING AGENCY"

            "EXPENSE"

            "EXTRAORDINARY RESOLUTION"

            "NOTE TRUSTEE"

            "NOTE TRUST DEED"

            "OUTSTANDING PRINCIPAL BALANCE"

            "PAYING AGENT"

            "PRINCIPAL PAYING AGENT"

            "PRIOR INTEREST"

            "SECURED CREDITOR"

            "SECURED DOCUMENT"

            "SECURED MONEYS"

            "SECURITY TRUSTEE"

            "SECURITISATION FUND"

            "SUPPLEMENTARY BOND TERMS NOTICE"

            "TRANSACTION DOCUMENT"

      (iii) The expressions "CLASS A OFFERED NOTES", "CLASS A OFFERED NOTEHOLDER", "CLASS A1 NOTES", "CLASS A2 NOTES", "INVESTED AMOUNT" and "NOTES" have the meanings given to them in the Supplementary Bond Terms Notice.

      (iv) Where in this Agreement a word or expression is defined by reference to another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by all parties to this Agreement.

(o) MASTER TRUST DEED AND SECURITY TRUST DEED: The parties acknowledge for the purposes of the Master Trust Deed and Security Trust Deed that:

      (i) this Agreement and all Transactions under this Agreement are Secured Documents; and

      (ii)  Party A is a Secured Creditor; and

      (iii) all of the obligations of Party B under this Agreement and all Transactions under it are Secured Moneys and

      (iv) this Agreement is a "Currency Swap" and a "Transaction Document" and Party A is a "Currency Swap Provider" in respect of the Securitisation Fund.

(p) ISDA DEFINITIONS: This Agreement, each Confirmation and each Transaction are subject to the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the "ISDA DEFINITIONS"), and will be governed in all respects by any provisions set forth in the ISDA Definitions, without regard to any amendments to the ISDA Definitions made after the date of this Agreement. The ISDA Definitions are incorporated by reference in, and shall be deemed to be part of, this Agreement and each Confirmation.

(q)   Any reference to a:

      (i) "SWAP TRANSACTION" in the ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

      (ii) "TRANSACTION" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purposes of interpreting the ISDA Definitions.

(r)   New Sections 15, 16 and 17 are added as follows:

      "15.  CAPACITY OF PARTY B AND THE MANAGER

            (a) Party B enters into this Agreement only in its capacity as trustee of the Securitisation Fund under the Master Trust Deed and in no other capacity. A liability incurred by Party B arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the assets of the Securitisation Fund which are available to satisfy the right of Party B to be exonerated or indemnified for the liability. This limitation of Party B's liability applies despite any other provision of this Agreement other than section 15(c) and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

            (b) The parties other than Party B may not sue Party B in any capacity other than as trustee of the Securitisation Fund or seek the appointment of a receiver (except in relation to the assets of the Securitisation Fund), or a liquidator, an administrator or any similar person to Party B or prove in any liquidation, administration or arrangement of or affecting Party B (except in relation to the assets of the Securitisation Fund).

            (c) The provisions of this Section 15 shall not apply to any obligation or liability of Party B to the extent that it is not satisfied because under the Master Trust Deed or any other Transaction Document or by operation of law there is a reduction in the extent of Party B's indemnification or exoneration out of the assets of the Securitisation Fund, as a result of Party B's fraud, negligence or Wilful Default.

            (d) It is acknowledged that the Manager is responsible under the Master Trust Deed for performing a variety of obligations relating to the Securitisation Fund, including under this Agreement. No act or omission of Party B

                  (including any related failure to satisfy its obligations or breach of a representation or warranty under this Agreement) will be considered fraud, negligence or Wilful Default of Party B for the purpose of paragraph (c) of this Section 15 to the extent to which the act or omission was caused or contributed to by any failure by the Manager or any other person to fulfil its obligations relating to the Securitisation Fund or by any other act or omission of the Manager or any other person.

            (e) Party B is not obliged to do or refrain from doing anything under this Agreement (including incurring any liability) unless Party B's liability is limited in the same manner as set out in paragraphs (b) to (d) and (f) of this Section 15.

            (f) No attorney, agent, receiver or receiver and manager appointed in accordance with this Agreement has authority to act on behalf of Party B in a way which exposes Party B to any personal liability and no act or omission of any such person will be considered fraud, negligence or Wilful Default of Party B for the purpose of paragraph (c) of this Section 15.

            (g) Subject to the provisions related to deemed receipt of notices and other communications under this Agreement, Party B will only be considered to have knowledge or awareness of, or notice of, any thing, or grounds to believe any thing, by virtue of the officers of Party B having day to day responsibility for the administration or management of Party B's obligations in relation to the Securitisation Fund having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way). In addition, notice, knowledge or awareness of an Event of Default or other default (howsoever described) means notice, knowledge or awareness of the occurrence of the events or circumstances constituting that Event of Default or other default (as the case may be).

            (h) In this Agreement, except where expressly provided to the contrary:

                  (i) a reference to Party B is a reference to Party B in its capacity as trustee of the Securitisation Fund only, and in no other capacity; and

                  (ii) a reference to the undertaking, assets, business, money or any other thing of or in relation to Party B is a reference to such undertaking, assets, business, money or other thing of or in relation to Party B only in its capacity as trustee of the Securitisation Fund, and in no other capacity.

            (i)   The provision of this Section 15:

                  (i) are paramount and apply regardless of any other provision of this Agreement or any other instrument, even a provision which seeks to apply regardless of any other provision;

                  (ii) survive and endure beyond any termination of this Agreement for any reason; and

                  (iii) are not severable from this Agreement.

      16.   REPLACEMENT SWAP TRANSACTION

            (a) If any Transaction under this Agreement is terminated, Party B must, subject to paragraph (b), at the direction of the Manager, enter into one or more swaps which replace those Transactions (collectively a "REPLACEMENT SWAP TRANSACTION") but only on the following conditions:

                  (i) the amount payable under Section 6(e) (if any) by Party B to Party A upon termination of any Transactions will be paid in full when due in accordance with the Supplementary Bond Terms Notice and this Agreement;

                  (ii) the Designated Rating Agencies confirm that the Replacement Swap Transaction will not cause a reduction or withdrawal of the ratings of the Notes; and

                  (iii) the liability of Party B under the Replacement Swap
                        Transaction is limited to at least the same extent that its liability is limited under this Agreement.

            (b) If the conditions in Section 16(a) are satisfied, Party B must, provided it is satisfied with the terms of the Replacement Swap Transaction, acting reasonably and considering the interests of Class A Offered Noteholders, at the direction of the Manager, enter into the Replacement Swap Transaction and if it does it must direct the Replacement Swap Transaction provider to pay any upfront premium to enter into the Replacement Swap Transaction due to Party B directly to Party A in satisfaction of and to the extent of Party B's obligation to pay an amount to Party A as referred to in
                  Section 16(a)(i) and to the extent that such premium is not greater than or equal to the amount referred to in Section 16(a)(i), the balance must be satisfied by Party B as an Expense of the Securitisation Fund.

            (c) If Party B enters into a Replacement Swap Transaction pursuant to paragraph (a), Party B must direct Party A to pay any amount payable under Section 6(e) by Party A to Party B on termination of this Agreement or any Transaction directly to the Replacement Swap Transaction provider as payment of and to the extent of any premium payable by Party B to enter into the Replacement Swap Transaction, in satisfaction of and to the extent of Party A's obligation to pay that part of the amount payable under Section 6(e) to Party B.

      17.   SEGREGATION

            The liability of Party B under this Agreement is several and is separate in respect of each Relevant Swap Transaction. The failure of Party B to perform its obligations in respect of any Relevant Swap Transaction does not release Party B from its obligations under this Agreement or under any other Relevant Swap Transaction in respect of any other Class A Offered Notes issued by Party B. Nothing in this Agreement affects the respective priority rankings of claims against the Charged Property under the Security Trust Deed. Without limiting the generality of the foregoing, the provisions of this Agreement have effect separately and severally in respect of each Relevant Swap Transaction and are enforceable by or against Party B as though a separate agreement applied between Party A, Party B and the Manager for each Relevant Swap Transaction, so that (among other things):

            (i) this Agreement together with each Confirmation relating to a Relevant Swap Transaction will form a single separate agreement between Party A, Party B and the Manager and references to the respective obligations (including references to payment obligations generally and in the context of provisions for the netting of payments and the calculation of amounts due on early termination) of Party A, Party B and the Manager shall be construed accordingly as a several reference to each mutual set of obligations arising under each such separate agreement between Party A, Party B and the Manager;

            (ii) representations made and agreements entered into by the parties under this Agreement are made and entered separately and severally in respect of each Relevant Swap Transaction and may be enforced separately and severally in respect of each Relevant Swap Transaction;

            (iii) rights of termination, and obligations and entitlements consequent upon termination, only accrue to Party A against Party B separately and severally in respect of each Relevant Swap Transaction, and only accrue to Party B against Party A separately and severally in respect of each Relevant Swap Transaction; and

            (iv) the occurrence of an Event of Default or Termination Event in respect of a Relevant Swap Transaction does not in itself constitute an Event of Default or Termination Event in respect of any other Relevant Swap Transaction."

(s)   TELEPHONE RECORDING: Each party:

      (i) consents to the recording of the telephone conversations of trading and marketing personnel of that party and its Affiliates in connection with this Agreement or any potential transaction; and

      (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates; and

      (iii) will provide transcripts of such recordings (if any) upon reasonable request by another party; and

      (iv) acknowledges that, to the extent permitted by applicable law, such recordings and transcripts can be used as evidence by another party in any dispute between them.

(t) RELATIONSHIP BETWEEN PARTIES: Each party will be deemed to represent to the other parties on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for the Transaction):

      (i) NON-RELIANCE. It is acting for its own account (or, in the case of Party B, as trustee of the Securitisation Fund), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and in the case of Party B, on the judgment of the Manager, and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

      (ii) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

      (iii) STATUS OF PARTIES. The other party is not acting as a fiduciary for or as an adviser to it in respect of that Transaction.

(u) APPOINTMENT OF MANAGER: Party A acknowledges that under the Master Trust Deed Party B has appointed the Manager as manager of the Securitisation Fund with the powers set out in and upon and subject to the terms of, the Master Trust Deed. Accordingly, subject to the terms of the Master Trust Deed, the Manager:

      (i) may arrange, enter into, and monitor Transactions, execute Confirmations and exercise all other rights and powers of Party B under this Agreement; and

      (ii) without limiting the generality of the foregoing, the Manager shall issue and receive, on behalf of Party B all notices, Confirmations, certificates and other communications to or by Party A under this Agreement.

      Subject to Section 15, Party B agrees that it is bound by anything the Manager does under this Part 5(u).

      Party A is not obliged to enquire into the authority of the Manager to exercise or satisfy any of Party B's rights or obligations on Party B's behalf.

(v)   RATINGS DOWNGRADE:

      (i) In the event that the unsecured and unsubordinated debt obligations of Party A (or any applicable assignee or its guarantor) shall have
            (1) a long term credit rating of less than AA- by S&P and a short-term credit rating of less than A-1+ by S&P, or (2) a long term credit rating of less than A2 by Moody's and a short term credit rating of less than P-1 by Moody's, or (3) a long term credit rating of less than BBB+ by Fitch Ratings and a short term credit rating of less than F2 by Fitch Ratings and Party B does not receive written affirmation of the then current rating of the Notes, then Party A shall immediately notify the Designated Rating Agencies and Party B and within 5 Local Business Days (or 30 Local Business Days if the downgrade is to no less than A- (S&P long term) and A-1 (S&P short term) and A3 (Moody's long term) and A+ (Fitch long term) and F1 (Fitch short term)) of such downgrade (unless during this period, Party A and Party B receive written confirmation from S&P, Fitch Ratings and Moody's that such downgrade would not result in the Notes either being downgraded or placed under review for possible downgrade) at its cost either:

            (A) put in place an appropriate mark-to-market collateral agreement (consisting of either cash or securities) which is based either on S&P's New Interest Rate and Currency Swap Criteria published in February 2004 (as may be amended from time to time), Moody's Framework for De-Linking Hedge Counterparty Risks from Global Structured Finance Cashflow Transactions published May 2006 (as amended from time to time), Fitch Ratings' Counterparty Risk in Structured Finance
                  Transactions: Swap Criteria published on 13 September 2004 (as amended from time to time) or on any other agreement reached between the parties (whichever of these has the highest ratings criteria), in support of its obligations under the Agreement, PROVIDED that Party A and Party B receive prior written confirmation from S&P, Fitch Ratings and Moody's that the rating assigned to the Notes then outstanding by S&P, Fitch Ratings and Moody's is not adversely affected by the downgrade following such collateral arrangements being put in place and PROVIDED FURTHER that this Part 5(v)(i)(A) will not apply where the long term credit rating falls to BBB+ (or less) by Fitch Ratings and the short term credit rating falls to F2 (or less) by Fitch Ratings;

            (B) transfer all its rights and obligations with respect to this Agreement to a replacement third party, which each Designated Rating Agency has provided its Rating Agency Confirmation, whose unsecured and unsubordinated debt obligations have (1) a long term credit rating of at least AA- by S&P and a short-term credit rating of at least A-1+ by S&P, or (2) a long term credit rating of at least A2 by Moody's and a short term credit rating of at least P-1 by Moody's, or (3) a long term credit rating of at least A+ by Fitch Ratings and a short term credit rating of at least F1 by Fitch Ratings;

            (C) procure that its obligations with respect to this Agreement are guaranteed by a third party resident outside Australia whose unsecured and unsubordinated debt obligations have (1) a long term credit rating of at least AA- by S&P and a short-term credit rating of at least A-1+ by S&P, or (2) a long term credit rating of at least A2 by Moody's and a short term credit rating of at least P-1 by Moody's, or (3) a long term credit rating of at least A+ by Fitch Ratings and a short term credit rating of at least F1 by Fitch Ratings; or

            (D) enter into such other arrangements which each Designated Rating Agency has confirmed will result in there not being a withdrawal or downgrade of any credit rating assigned by it to the Notes.

      (ii) Where Party A transfers its rights and obligations to a replacement counterparty in accordance with Part 5(v)(i)(B), the Trustee, at the direction of the Manager, and each other party to this Agreement shall do all things reasonably necessary at the cost of Party A to novate the relevant rights and obligations to the replacement counterparty.

      (iii) If, at any time, Party A's obligations under this Agreement are transferred in accordance with Part 5(v)(i)(B), Party A shall be immediately entitled to any collateral which it has provided under any collateral agreement contemplated by Part 5(v)(i)(A) (less any amount withdrawn in accordance with Part 5(v)(iv)).

      (iv) Party B may only make withdrawals from any account into which collateral is provided by Party A (the COLLATERAL ACCOUNT) if directed to do so by the Manager and then only for the purpose of:

            (A) transferring obligations under this Agreement in accordance with Part 5(v)(i)(B) (including the costs of obtaining a replacement counterparty);

            (B) refunding to Party A any excess in the amount of any collateral deposited to the Collateral Account over the amount Party A is required to maintain under any collateral agreement contemplated by Part 5(v)(i)(A);

            (C) withdrawing any amount which has been incorrectly deposited into the Collateral Account;

            (D) paying bank accounts debit tax or other equivalent Taxes payable in respect of the Collateral Account;

            (E) funding the amount of any payment due to be made by Party A under this Agreement following the failure by Party A to make that payment; or

            (F) making interest payments to Party A as contemplated by Part 5(v)(v).

            The Manager must direct Party B to, and Party B must, refund or pay to Party A the amount of any payment which may be made to Party A under (B), (C) or (F) above as soon as such refund or payment is possible.

      (v) All interest on the Collateral Account will accrue and be payable monthly to Party A providing the amount deposited to the Collateral Account is not less than the amount Party A is required to maintain under the collateral agreement contemplated by Part 5(v)(i)(A).

(w)   EXCHANGE CONTROLS

      Section 5(b)(i) (ILLEGALITY) is amended by adding the following paragraph at the end:

            "this sub paragraph (i) does not apply to the imposition by the Australian government or any agency of the Australian government of any exchange control restrictions or prohibitions ("EXCHANGE CONTROLS"). For the avoidance of doubt:

            (A) exchange controls do not constitute an Illegality or other Termination Event or an Event of Default under this Agreement, and do not entitle a party to terminate a Transaction or otherwise refuse to make any payments it is obliged to make under a Transaction: and

            (B) if and for so long as exchange controls are imposed, delivery by either party of Australian dollar amounts required to be paid by it under any relevant Confirmation to the bank account in Australia notified in writing by a party (the "PAYER") to the other party from time to time specified in that Confirmation will constitute proper payment of those amounts by that other party and the payer's obligations under this Agreement will be unaffected by any such exchange controls.

                  Nothing in this Section 5(b)(i) limits the rights of Party A or Party B in relation to any other Termination Event or Event of Default resulting from such event including any rights of Party A or Party B arising as a result of a failure by Party A or Party B to make any payment in accordance with this Agreement."

(x)   TRANSFER

      A new paragraph (c) is added to Section 7 as follows:

            "a party may make such a transfer in accordance with this Agreement or the Security Trust Deed".

      and the full-stop at the end of paragraph (b) is replaced with "; and"

(y)   PARTY B'S PAYMENT INSTRUCTIONS

      Party B irrevocably authorises and instructs Party A to make payment of:

      (i) the Initial Exchange Amount (as defined in a Confirmation) payable by Party A under a currency swap transaction by paying that amount direct to the account notified in writing by Party B to Party A for that purpose; and

      (ii) any other amount due from Party A to Party B under this Agreement by paying that amount direct to the relevant Paying Agent to the account notified in writing by the relevant Paying Agent to Party A for that purpose. Party A is entitled to rely on any such notice.

(z)   NO AMENDMENT

      (i) Each of Party B and the Manager agrees that it will not consent to any amendment to any provision in any Transaction Document dealing with the ranking, priority or entitlement of Party A in respect of any security or moneys without the prior written consent of Party A.

      (ii) No amendment may be made to this agreement unless each of the Designated Rating Agencies has provided a Rating Agency Confirmation.

(aa)  REGULATION AB FINANCIAL DISCLOSURE

      (i) Party A acknowledges that for so long as there are reporting obligations with respect to any Transaction under this Agreement under Regulation AB, the Manager is required under Regulation AB to disclose certain information set forth in Regulation AB regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate significance percentage of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

      (ii) If the Manger determines, reasonably and in good faith, that the significance percentage of this Agreement is or has become:

            (A)   10% or more; or

            (B)   20% or more,

            then on any Local Business Day after the date of such determination, Party B (at the direction of the Manager) or the Manager may request Party A to provide the relevant Swap Financial Disclosure.

      (iii) Party A, at its own expense, shall within four Local Business Days after receipt of a Swap Financial Disclosure Request provide the Manager with the relevant Swap Financial Disclosure.

      (iv) If Party A is not able to provide the relevant Swap Financial Disclosure in accordance with Part 5(aa)(iii) of this Schedule, then Party A at its own expense, shall secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to and will provide the Swap Financial Disclosure for such entity within the time period specified in Part 5(aa)(iii) of this Schedule (subject to Rating Agency Confirmation having been obtained and to approval by the Manager (which approval will not be unreasonably withheld or delayed)).

      (v) The parties agree that, if permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

IN WITNESS WHEREOF the parties have executed this Schedule on the respective dates specified below with effect from the date specified on the first page of this document.


PARTY A

Signed in Sydney on the 18th day of
September 2006 for Commonwealth Bank
of Australia by its duly appointed Attorney under Power of Attorney dated 3 November
2005 Registered Book 4475 No. 35 who
declares that he/she has not received
notice of revocation of the power


In the presence of


  Witness:  /s/ Jacqueline De Lacy         Attorney:      /s/ Karen Freeman
           -------------------------                    ----------------------

  Name:     Jacqueline De Lacy             Name:          Karen Freeman

  Title     Associate                      Title:         Manager

  Date:     18 September 2006              Date:          18 September 2006


PARTY B

Signed by Perpetual Limited
by its attorney who declares that he/she has not received notice of revocation of the power


In the presence of


  Witness:  /s/ Nora McDonnell          Attorney:      /s/ Jennifer Wu
           -----------------------                   -----------------------

  Name:     Nora McDonnell              Name:          Jennifer Wu

  Title     Assistant Manager           Title:         Attorney

  Date:     22 September 2006           Date:          22 September 2006


THE MANAGER

Signed by ME Portfolio Management
Limited
by its attorney who declares that he/she has not received notice of revocation of the power.

In the presence of


  Witness:  /s/ Michael Donohue        Attorney:      /s/ Nicholas Vamvakas
           ------------------------                 -------------------------

  Name:     Michael Donohue            Name:          Nicholas Vamvakas

  Title     Treasury Manager           Title:         GM Financial Markets

  Date:     20 September 2006          Date:          20 September 2006



                                                      /s/ Paul Garvey
                                                    -------------------------

                                       Name:          Paul Garvey

                                       Title:         Manager Capital Markets

                                       Date:          20 September 2006

To:               Perpetual Limited (ABN 86 000 431 827) as trustee for
                  SMHL Global Fund No. 9
                  C/o ME Portfolio Management Limited

Copy To: ME Portfolio Management Limited (ABN 79 005 964 134) as manager of the SMHL Global Fund No. 9

Attention:        Derivative Operations

Facsimile no.:    +613 9605 6228


RE:               CROSS CURRENCY SWAP TRANSACTION

OUR REFERENCE:    91637

Ladies and Gentlemen:

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between Commonwealth Bank of Australia (ABN 48 123 123
124) ("PARTY A") and ME Portfolio Management Limited (ABN 79 005 964 134) as manager of the SMHL Global Fund No. 9 ("MANAGER") and for Perpetual Limited (ABN 86 000 431 827) as trustee of the SMHL Global Fund No. 9 ("PARTY B") on the Trade Date specified below (the "TRANSACTION"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "DEFINITIONS") are incorporated by reference herein. Any terms used and not otherwise defined herein, which are contained in the Definitions, shall have the meaning set forth therein. This Confirmation incorporates the attached Definitions Schedule which forms part of, and is subject to this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will prevail for the purposes of this Transaction.

Where in this Confirmation a word or expression is defined by reference to the Supplementary Bond Terms Notice or there is a reference to the Supplementary Bond Terms Notice, any amendment to the meaning of the word or expression or to the Supplementary Bond Terms Notice will be of no effect for the purposes of this Confirmation unless and until the amendment is consented to by all parties to this Confirmation.

For the purpose of this Confirmation, all references in the Definitions or the Agreement to a "Swap Transaction" shall be deemed to be references to this Transaction.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 22 September 2006, (as the same may be amended or supplemented from time to time, the "AGREEMENT"), between Party A, Party B and the Manager. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:


1.    TRADE DATE:              28 September 2006

2.    EFFECTIVE DATE:          11 October 2006

3.    TERMINATION DATE:        The date of redemption of the Class A1 Notes in
                               accordance with clause 3.4 of the Supplementary
                               Bond Terms Notice.

4.    FLOATING AMOUNTS

4.1   FLOATING AMOUNTS
      PAYABLE BY PARTY A:

      (A) Floating Rate        Party A
          Payer:

          Calculation Amount:  For each Floating Rate Payer Payment Date, the aggregate Invested Amount of the Class A1 Notes as at the end of the first day of the Quarterly Interest Period ending on but excluding that Floating Rate Payer Payment Date (after taking into account any reductions in the Invested Amount of the Class A1 Notes on that day) provided that the Calculation Amount for any Floating Rate Payer Payment Date cannot be higher than the Calculation Amount for the previous Floating Rate Payer Payment Period Date (or US$1,340,000,000.00 in the case of the first Floating Rate Payer Payment Date).

          Party A Floating     Commencing on the 9th November 2006 and quarterly
          Rate Payer Payment   thereafter on the 9th day of February, May,
          Dates:               August and November of each calendar year up to
                               and including the Termination Date, subject to adjustment in accordance with the Modified
                               Following Business Day Convention.

          Party A Floating     USD-LIBOR-BBA
          Rate Option:

          Floating Rate Day    Actual/360
          Count Fraction:

          Reset Dates:         The first Business Day of each Quarterly Interest
                               Period.

          Designated           Three months (except that in the case of the
          Maturity:            first Quarterly Interest Period, the rate will be
                               determined by linear interpolation calculated by reference to the duration of the first Quarterly
                               Interest Period).

          Party A Spread:      In respect of:

                               (a) Floating Rate Payer Payment Dates prior to 9 August 2012 (or if that day is not a Business Day, the next following Business
                                      Day), 0.06%; and

                               (b) Floating Rate Payer Payment Dates on and after 9 August 2012 (or if that day is not a Business Day, the next following Business Day), 0.12%.

      (B) Floating Rate Payer: Party A

          Calculation Amount:  An amount equal to the Class A1 Unpaid Interest
                               Amount in relation to that Floating Rate Payer Payment Date.

          Floating Rate Payer  Commencing on the 9th November 2006 and quarterly
          Payment Dates:       thereafter on the 9th day of February, May,
                               August and November of each calendar year up to and including the Termination Date, subject to adjustment in accordance with the Modified
                               Following Business Day Convention.

          Floating Rate        USD-LIBOR-BBA
          Option:

          Designated           Three months (except that in the case of the
          Maturity:            first Quarterly Interest Period, the rate will be
                               determined by linear interpolation calculated by reference to the duration of the first Quarterly
                               Interest Period).

          Spread:              In respect of:

                               (a) Floating Rate Payer Payment Dates prior to 9 August 2012 (or if that day is not a Business Day, the next following Business
                                      Day), 0.06%; and

                               (b) Floating Rate Payer Payment Dates on and after 9 August 2012 (or if that day is not a Business Day, the next following Business Day), 0.12%.

          Floating Rate Day    Actual/360
          Count Fraction:

          Reset Dates:         The first Business Day of each Quarterly Interest
                               Period

          Compounding          Inapplicable

      (C) Class A1 Unpaid      On each Floating Rate Payer Payment Date Party A
          Interest Amount      will pay to Party B an amount equal to the Class
                               A1 Unpaid Interest Amount, if any, in relation to that Floating Rate Payer Payment Date.

4.2   FLOATING AMOUNTS
      PAYABLE BY PARTY B:

      (A) Floating Rate        Party B
          Payer:

          Calculation Amount:  For each Floating Rate Payer Payment Date, the A$
                               Equivalent of the aggregate Invested Amount of the Class A1 Notes as at the end of the first day of the Quarterly Interest Period referrable to a Floating Rate Payer Payment Date (after taking into account any reductions in the Invested Amount of the Class A1 Notes on that day) provided that the Calculation Amount for any Floating Rate Payment Date cannot be higher than the Calculation Amount for the previous Floating Rate Payer Payment Period Date (or A$1,774,834,437.09 in the case of the first Floating Rate Payer Payment Date).

          Party B Floating     Commencing on the 9th November 2006 and quarterly
          Rate Payer Payment   thereafter on the 9th day of February, May,
          Dates:               August and November of each calendar year up to
                               and including the Termination Date, subject to adjustment in accordance with the Modified
                               Following Business Day Convention.

          Party B Floating     AUD-BBR-BBSW
          Rate Option:

          Party B Floating     Actual/365 (Fixed)
          Rate Day Count
          Fraction

          Reset Dates          The first day of each Quarterly Interest Period


          Designated           Three months (except that in the case of the
          Maturity:            first Quarterly Interest Period, the rate will be
                               determined by linear interpolation calculated by reference to the duration of the first Quarterly
                               Interest Period)

          Party B Spread:      In respect of:

                               (a) Floating Rate Payer Payment Dates prior to 9 August 2012 (or if that day is not a Business Day, the next following Business
                                      Day), 0.1437%; and

                               (b) Floating Rate Payer Payment Dates on and after 9 August 2012 (or if that day is not a Business Day, the next following Business Day), 0.2237%.

      (B) Floating Rate        Party B
          Payer:

          Calculation Amount:  An amount equal to the A$ Class A1 Unpaid
                               Interest Amount in relation to that Floating Rate Payer Payment Date.

          Floating Rate Payer  Commencing on the 9th November 2006 and quarterly
          Payment Dates:       thereafter on the 9th day of February, May,
                               August and November of each calendar year up to and including the Termination Date, subject to adjustment in accordance with the Modified
                               Following Business Day Convention.

          Floating Rate        AUD-BBR-BBSW
          Option:

          Designated           Three months (except that in the case of the
          Maturity:            first Quarterly Interest Period, the rate will be
                               determined by linear interpolation calculated by reference to the duration of the first Quarterly
                               Interest Period).

          Spread:              In respect of:

                               (a) Floating Rate Payer Payment Dates prior to 9 August 2012 (or if that day is not a Business Day, the next following Business Day), 0.1437%; and

                               (b) Floating Rate Payer Payment Dates on and after 9 August 2012 (or if that day is not a Business Day, the next following Business Day), 0.2237%.

          Floating Rate Day    Actual/365 (Fixed)
          Count Fraction:

          Reset Dates          The first day of each Quarterly Interest Period

          Compounding:         Inapplicable

      (C) A$ Class A1 Unpaid   On each Floating Rate Payer Payment Date Party B
          Interest Amount      will pay to Party A an amount equal to the A$
                               Class A1 Unpaid Interest Amount, if any, in relation to that Floating Rate Payer Payment
                               Date.

4.3   PROPORTIONAL ADJUSTMENT  If the A$ Class A1 Interest Payment in relation
      OF FLOATING AMOUNTS      to a Quarterly Payment Date will be less than the
                               aggregate of the Floating Amounts payable by Party B to Party A on that Quarterly Payment Date
                               (including any A$ Class A1 Unpaid Interest
                               Amount), Party A may, in its discretion, elect, by notice in writing to Party B and the Manager
                               (such notice to be received by both such parties prior to that Quarterly Payment Date), to pay to Party B on that Quarterly Payment Date (in return for payment by Party B of the A$ Class A1
                               Interest Payment and in lieu of the Floating
                               Amounts that would otherwise be payable by Party
                               A to Party B on that Quarterly Payment Date) a proportion of the Floating Amounts that would otherwise be payable by Party A to Party B on that Quarterly Payment Date (including any Class
                               A1 Unpaid Interest Amounts) being the same proportion as the A$ Class A1 Interest Payment bears to the Floating Amounts payable by Party B to Party A on that Quarterly Payment Date.

                               Notwithstanding any election by Party A pursuant to this paragraph 4.3, a failure by Party B to pay to Party A the full amount of the Floating Amounts payable by Party B on a Quarterly Payment Date constitutes a failure to pay for the purposes of Section 5(a)(i) of the Agreement.

5.    EXCHANGES

5.1   INITIAL EXCHANGE:

          Initial Exchange     Effective Date
          Date:

          Party A Initial      The A$ Equivalent of the Party B Initial Exchange
          Exchange Amount:     Amount, being A$1,774,834,437.09

          Party B Initial      The total Invested Amount of the Class A1 Notes
          Exchange Amount:     on the Effective Date, being US$1,340,000,000.00

                               Notwithstanding Section 2(a)(ii) of the
                               Agreement, Party A must pay the Party A Initial Exchange Amount to Party B by 4.00pm (Sydney time) on the Initial Exchange Date and Party B must pay Party A the Party B Initial Exchange Amount by 4.00pm (London time) on the Initial Exchange Date. Section 2(a)(v) does not apply to the payment of the Party A Initial Exchange Amount.

5.2   INTERIM (INSTALMENT)
      EXCHANGE:

          Interim Exchange     Each Quarterly Payment Date (other than the Final
          Date:                Exchange Date)

          Party A Interim      In respect of an Instalment Exchange Date means
          Exchange Amount:     the US$ Equivalent of the A$ Class A1 Principal
                               in relation to the Quarterly Payment Date occurring on that Instalment Exchange Date.

          Party B Interim      In respect of an Instalment Exchange Date means
          Exchange Amount:     the A$ Class A1 Principal in relation to the
                               Quarterly Payment Date occurring on that Instalment Exchange Date.

5.3   FINAL EXCHANGE:

          Final Exchange       Termination Date
          Date:

          Party A Final        The US$ Equivalent of the A$ Class A1 Principal
          Exchange Amount:     in relation to the Quarterly Payment Date which
                               is the Final Exchange Date.

          Party B Final        The A$ Class A1 Principal in relation to the
          Exchange Amount:     Quarterly Payment Date which is the Final
                               Exchange Date.

6.    EXCHANGE RATES:

          For the purpose
          of the definitions
          of "A$ Equivalent"
          and "US$
          Equivalent":

          US$ Exchange Rate:   0.7550

          A$ Exchange Rate:    1 / 0.7550

7.    ACCOUNT DETAILS:

7.1   PAYMENTS TO PARTY A

          Account for          The account notified in writing by Party A to
          payments in US$      Party B in accordance with the Agreement.

          Account for          The account notified in writing by Party A to
          payments in A$       Party B in accordance with the Agreement.

7.2   PAYMENTS TO PARTY B

          Account for          The account notified in writing by the Principal
          payments in US$      Paying Agent to Party A as contemplated by Part
                               5(cc)(ii) of the Schedule to the Agreement.

          Account for          The account notified in writing by Party B to
          payments in A$       Party A in accordance with Part 5(cc)(i) of the
                               Schedule to the Agreement.

8.    OFFICES:                 The Office of Party A for the Transaction is
                               Sydney.

                               The Office of Party B for the Transaction is
                               Sydney.

                               The Office of the Manager for the Transaction is Melbourne.

9.    NOTIFICATION OF          The Manager must notify Party A of all of the
      INVESTED AMOUNT          matters which the Manager is required to notify
                               the Currency Swap Provider of under clause 8(b) of the Supplementary Bond Terms Notice, by the time required under that clause for the notification.

10.   CALCULATION AGENT        Party A


11. In connection with this Confirmation and the Transaction to which this Confirmation relates, each party to this Confirmation represents and acknowledges to the other party that:

(a) Non-reliance. It is acting for its own account (or, in the case of Party B as trustee of the Securitisation Fund), and it has made its own independent decision to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and, in the case of Party B, the judgment of the Manager, and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

12. This Confirmation will be governed by and construed in accordance with the laws specified in the Agreement.

13. Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today to:

Attention:     Keith Doree
               Financial Markets Operations
               Premium Business Services

Address:       Level 3, 120 Pitt Street
               Sydney  NSW 2000

Facsimile No.: 02 9312 4794

Yours sincerely

SIGNED for and on behalf of
Commonwealth Bank of Australia
(ABN 48 123 123 124)

By:      /s/ Keith A Doree
         ---------------------------------
          (Authorised Officer)

Name     Keith A Doree
         ---------------------------------

Title    Manager - Documentation
         ---------------------------------

SIGNED for and on behalf of
Commonwealth Bank of Australia
(ABN 48 123 123 124)
By:

------------------------------------------
          (Authorised Officer)
Name
         ---------------------------------
Title
         ---------------------------------


CONFIRMED AS AT THE DATE FIRST WRITTEN ABOVE:

SIGNED by ME PORTFOLIO MANAGEMENT
LIMITED, ABN 79 005 964 134 as
manager of the SMHL Global Fund NO. 9
itself and on behalf of PERPETUAL
LIMITED, ABN 86 000 431 827 as
trustee for the SMHL Global Fund No.
9
By:      /s/ Andrew Gibson                           /s/ Bruce Talbot
         ------------------------------              ---------------------------
         (Authorised Officer)

Name     Andrew Gibson                               Bruce Talbot
         ------------------------------              ---------------------------

Title    Authorised Signatory                        Authorised Signatory
         ------------------------------              ---------------------------

                              DEFINITIONS SCHEDULE

In this Confirmation and in the Agreement unless the context otherwise requires,

"A$ EQUIVALENT", "CLASS A1 NOTES", " CONDITIONS", "CURRENCY SWAP PROVIDER", "INVESTED AMOUNT", "NOTE TRUSTEE", "NOTES", "QUARTERLY INTEREST PERIOD" and "QUARTERLY PAYMENT DATE", have the meanings given to those terms in the Supplementary Bond Terms Notice.

"A$ CLASS A1 PRINCIPAL" means the amount available for distribution to Party A in accordance with clause 6.2(c)(7)(B) of the Supplementary Bond Terms Notice.

"A$ CLASS A1 INTEREST PAYMENT" means the amount available for distribution to Party A in accordance with 6.1(c)(4)(B) of the Supplementary Bond Terms Notice.

"A$ CLASS A1 UNPAID INTEREST AMOUNT" in relation to a Floating Rate Payer Payment Date means the aggregate amount of the Floating Amounts referred to in paragraph 4.2 with respect to the immediately preceding Floating Rate Payer Payment Date which were not paid by Party B on that Floating Rate Payer Payment Date as a result of the operation of paragraph 4.3.

"CLASS A1 UNPAID INTEREST AMOUNT" in relation to a Floating Rate Payer Payment Date means the aggregate amount of the Floating Amounts referred to in paragraph
4.1 with respect to the immediately preceding Floating Rate Payer Payment Date which were not paid by Party A on that Floating Rate Payer Payment Date as a result of the operation of paragraph 4.3.

"RATE PAGE" means Telerate Page 3750 or, if Telerate Page 3750 ceases to quote the relevant rate, such other page, section or part of Telerate as quotes the relevant rate and is selected by the Calculation Agent or, if there is no such page, section or part of such other page, section or part of a different screen information service as quotes the relevant rate selected by the Calculation Agent and approved by the Note Trustee and the Currency Swap Provider.

"SUPPLEMENTARY BOND TERMS NOTICE" means the document entitled "Supplementary Bond Terms Notice: SMHL Global Fund No. 9 - Class A and Class B Notes" dated 3 October 2006 executed by ME Portfolio Management Limited, Perpetual Limited, Perpetual Trustee Company Limited and The Bank of New York (as the same may be supplemented or amended from time to time).

"US$ EQUIVALENT" means:

(a) in relation to an amount denominated or to be denominated in A$, the amount converted to (and denominated in) US$ at the US$ Exchange Rate; or

(b)   in relation to an amount denominated in US$ the amount of $US.

"USD-LIBOR-BBA" has the meaning ascribed to that term in the 2000 ISDA Definitions except that:

(a) reference to "London Banking Days" in section 7.1(w)(xvii) of the Annex to the 2000 ISDA Definitions is replaced with reference to "Banking Day" as that expression is defined in the Conditions;

(b) reference to "Telerate Page 3750" in section 7.1(w)(xvii) of the Annex to the 2000 ISDA Definitions is replaced with reference to "Rate Page" (as defined above); and

(c) the interest rate so determined will be rounded down to the nearest four decimal places, and that if USD-LIBOR-BBA cannot be determined in accordance with the 2000 ISDA Definitions as varied above (including endeavouring to determine a rate under the definition of "USD-LIBOR-Reference Banks" in section 7.1(w)(xx) of the Annex to the 2000 ISDA Definitions ((a) above will apply in this circumstance to 7.1(w)(xx))), it will remain as the most recently determined rate obtained from a Rate Page for a preceding Quarterly Interest Period.

To:              Perpetual Limited (ABN 86 000 431 827) as trustee for SMHL
                 Global Fund No. 9
                 C/o ME Portfolio Management Limited

Copy To: ME Portfolio Management Limited (ABN 79 005 964 134) as manager of the SMHL Global Fund No. 9

Attention:       Derivative Operations

Facsimile no.:   +613 9605 6228


RE:              CROSS CURRENCY SWAP TRANSACTION

OUR REFERENCE:   91646

Ladies and Gentlemen:

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between Commonwealth Bank of Australia (ABN 48 123 123
124) ("PARTY A") and ME Portfolio Management Limited (ABN 79 005 964 134) as manager of the SMHL Global Fund No. 9 ("MANAGER") and for Perpetual Limited (ABN 86 000 431 827) as trustee of the SMHL Global Fund No. 9 ("PARTY B") on the Trade Date specified below (the "TRANSACTION"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "DEFINITIONS") are incorporated by reference herein. Any terms used and not otherwise defined herein, which are contained in the Definitions, shall have the meaning set forth therein. This Confirmation incorporates the attached Definitions Schedule which forms part of, and is subject to this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will prevail for the purposes of this Transaction.

Where in this Confirmation a word or expression is defined by reference to the Supplementary Bond Terms Notice or there is a reference to the Supplementary Bond Terms Notice, any amendment to the meaning of the word or expression or to the Supplementary Bond Terms Notice will be of no effect for the purposes of this Confirmation unless and until the amendment is consented to by all parties to this Confirmation.

For the purpose of this Confirmation, all references in the Definitions or the Agreement to a "Swap Transaction" shall be deemed to be references to this Transaction.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 22 September 2006, (as the same may be amended or supplemented from time to time, the "AGREEMENT"), between Party A, Party B and the Manager. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

1.    TRADE DATE:              28 September 2006

2.    EFFECTIVE DATE:          11 October 2006

3.    TERMINATION DATE:        The date of redemption of the Class A2 Notes in
                               accordance with  clause 3.4 of the Supplementary
                               Bond Terms Notice.

4.    FLOATING AMOUNTS

4.1   FLOATING AMOUNTS
      PAYABLE BY PARTY A:

      (A) Floating Rate        Party A
          Payer:

          Calculation Amount:  For each Floating Rate Payer Payment Date, the aggregate Invested Amount of the Class
                               A2 Notes as at the end of the first day of the Quarterly Interest Period ending on but excluding that Floating Rate Payer Payment Date (after taking into account any reductions in the Invested Amount of the Class A2 Notes on that day) provided that the Calculation Amount for any Floating Rate Payer Payment Date cannot be higher than the Calculation Amount for the previous Floating Rate Payer Payment Period Date (or EUR 450,000,000.00 in the case of the first Floating Rate Payer Payment Date).

          Party A Floating     Commencing on the 9th November 2006 and
          Rate Payer Payment   quarterly thereafter on the 9th day of
          Dates:               February, May, August and November of each
                               calendar year up to and including the Termination
                               Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

          Party A Floating     EUR-EURIBOR-Telerate
          Rate Option:

          Floating Rate Day    Actual/360
          Count Fraction:

          Reset Dates:         The first Business Day of each Quarterly
                               Interest Period.

          Designated           Three months (except that in the case of the
          Maturity:            first Quarterly Interest Period, the rate will be
                               determined by linear interpolation calculated by reference to the duration of the first Quarterly
                               Interest Period).

          Party A Spread:      In respect of:

                               (a) Floating Rate Payer Payment Dates prior to 9 August 2012 (or if that day is not a Business Day, the next following Business
                                      Day), 0.08%; and

                               (b) Floating Rate Payer Payment Dates on and after 9 August 2012 (or if that day is not a Business Day, the next following Business Day), 0.16%.

      (B) Floating Rate Payer: Party A

          Calculation Amount:  An amount equal to the Class A2 Unpaid Interest
                               Amount in relation to that Floating Rate Payer Payment Date.

          Floating Rate Payer  Commencing on the 9th November 2006 and
          Payment Dates:       quarterly thereafter on the 9th day of
                               February, May, August and November of each calendar year up to and including the Termination
                               Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

          Floating Rate        EUR-EURIBOR-Telerate
          Option:

          Designated           Three months (except that in the case of the
          Maturity:            first Quarterly Interest Period, the rate will be
                               determined by linear interpolation calculated by reference to the duration of the first Quarterly
                               Interest Period).

          Spread:              In respect of:

                               (a) Floating Rate Payer Payment Dates prior to 9 August 2012 (or if that day is not a Business Day, the next following Business
                                      Day), 0.08%; and

                               (b) Floating Rate Payer Payment Dates on and after 9 August 2012 (or if that day is not a Business Day, the next following Business Day), 0.16%.

          Floating Rate Day    Actual/360
          Count Fraction:

          Reset Dates:         The first Business Day of each Quarterly
                               Interest Period

          Compounding          Inapplicable

      (C) Class A2 Unpaid      On each Floating Rate Payer Payment Date Party A
          Interest Amount      will pay to Party B an amount equal to the Class
                               A2 Unpaid Interest Amount, if any, in relation to that Floating Rate Payer Payment Date.

4.2   FLOATING AMOUNTS
      PAYABLE BY PARTY B:

      (A) Floating Rate        Party B
          Payer:

          Calculation Amount:  For each Floating Rate Payer Payment Date, the A$
                               Equivalent of the aggregate Invested Amount of the Class A2 Notes as at the end of the first day of the Quarterly Interest Period referrable to a Floating Rate Payer Payment Date (after taking into account any reductions in the Invested Amount of the Class A2 Notes on that day) provided that the Calculation Amount for any Floating Rate Payment Date cannot be higher than the Calculation Amount for the previous Floating Rate Payer Payment Period Date (or A$762,711,864.41 in the case of the first Floating Rate Payer Payment Date).

          Party B Floating     Commencing on the 9th November 2006 and
          Rate Payer Payment   quarterly thereafter on the 9th day of
          Dates:               February, May, August and November of each
                               calendar year up to and including the Termination
                               Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

          Party B Floating     AUD-BBR-BBSW
          Rate Option:

          Party B Floating     Actual/365 (Fixed)
          Rate Day Count
          Fraction

          Reset Dates          The first day of each Quarterly Interest
                               Period

          Designated           Three months (except that in the case of the
          Maturity:            first Quarterly Interest Period, the rate will be
                               determined by linear interpolation calculated by reference to the duration of the first Quarterly
                               Interest Period)

          Party B Spread:      In respect of:

                               (a) Floating Rate Payer Payment Dates prior to 9 August 2012 (or if that day is not a Business Day, the next following Business
                                      Day), 0.1514%; and

                               (b) Floating Rate Payer Payment Dates on and after 9 August 2012 (or if that day is not a Business Day, the next following Business Day), 0.2514%.

      (B) Floating Rate Payer: Party B

          Calculation Amount:  An amount equal to the A$ Class A2 Unpaid
                               Interest Amount in relation to that Floating Rate Payer Payment Date.

          Floating Rate Payer  Commencing on the 9th November 2006 and
          Payment Dates:       quarterly thereafter on the 9th day of
                               February, May, August and November of each calendar year up to and including the Termination
                               Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

          Floating Rate        AUD-BBR-BBSW
          Option:

          Designated           Three months (except that in the case of the
          Maturity:            first Quarterly Interest Period, the rate will be
                               determined by linear interpolation calculated by reference to the duration of the first Quarterly
                               Interest Period).

          Spread:              In respect of:

                               (a) Floating Rate Payer Payment Dates prior to 9 August 2012 (or if that day is not a Business Day, the next following Business
                                      Day), 0.1514%; and

                               (b) Floating Rate Payer Payment Dates on and after 9 August 2012 (or if that day is not a Business Day, the next following Business Day), 0.2514%.

          Floating Rate Day    Actual/365 (Fixed)
          Count Fraction:

          Reset Dates          The first day of each Quarterly Interest Period

          Compounding:         Inapplicable

      (C) A$ Class A2 Unpaid   On each Floating Rate Payer Payment Date
          Interest Amount      Party B will pay to Party A an amount equal
                               to the A$ Class A2 Unpaid Interest Amount, if any, in relation to that Floating Rate Payer
                               Payment Date.

4.3   PROPORTIONAL ADJUSTMENT  If the A$ Class A2 Interest Payment in
      OF FLOATING AMOUNTS      relation to a Quarterly Payment Date will be
                               less than the aggregate of the Floating Amounts payable by Party B to Party A on that Quarterly
                               Payment Date (including any A$ Class A2 Unpaid
                               Interest Amount), Party A may, in its discretion, elect, by notice in writing to Party B and the Manager (such notice to be received by both such parties prior to that Quarterly Payment Date), to pay to Party B on that Quarterly Payment Date (in return for payment by Party B of the A$ Class A2
                               Interest Payment and in lieu of the Floating
                               Amounts that would otherwise be payable by Party
                               A to Party B on that Quarterly Payment Date) a proportion of the Floating Amounts that would otherwise be payable by Party A to Party B on that Quarterly Payment Date (including any Class
                               A2 Unpaid Interest Amounts) being the same proportion as the A$ Class A2 Interest Payment bears to the Floating Amounts payable by Party B to Party A on that Quarterly Payment Date.

                               Notwithstanding any election by Party A pursuant to this paragraph 4.3, a failure by Party B to pay to Party A the full amount of the Floating Amounts payable by Party B on a Quarterly Payment Date constitutes a failure to pay for the purposes of Section 5(a)(i) of the Agreement.

5.    EXCHANGES

5.1   INITIAL EXCHANGE:

          Initial Exchange     Effective Date
          Date:

          Party A Initial      The A$ Equivalent of the Party B Initial
          Exchange Amount:     Exchange Amount, being A$762,711,864.41

          Party B Initial      The total Invested Amount of the Class A2
          Exchange Amount:     Notes on the Effective Date, being being
                               EUR450,000,000.00

                               Notwithstanding Section 2(a)(ii) of the
                               Agreement, Party A must pay the Party A Initial Exchange Amount to Party B by 4.00pm (Sydney time) on the Initial Exchange Date and Party B must pay Party A the Party B Initial Exchange Amount by 4.00pm (London time) on the Initial Exchange Date. Section 2(a)(v) does not apply to the payment of the Party A Initial Exchange Amount.

5.2   INTERIM (INSTALMENT)
      EXCHANGE:

          Interim Exchange     Each Quarterly Payment Date (other than the
          Date:                Final Exchange Date)

          Party A Interim      In respect of an Instalment Exchange Date
          Exchange Amount:     means the EUR Equivalent of the A$ Class A2
                               Principal in relation to the Quarterly Payment
                               Date occurring on that Instalment Exchange Date.

          Party B Interim      In respect of an Instalment Exchange Date
          Exchange Amount:     means the A$ Class A2 Principal in relation
                               to the Quarterly Payment Date occurring on that Instalment Exchange Date.

5.3   FINAL EXCHANGE:

          Final Exchange Date: Termination Date

          Party A Final        The EUR Equivalent of the A$ Class A2
          Exchange Amount:     Principal in relation to the Quarterly
                               Payment Date which is the Final Exchange Date.

          Party B Final        The A$ Class A2 Principal in relation to the
          Exchange Amount:     Quarterly Payment Date which is the Final
                               Exchange Date.

6.    EXCHANGE RATES:

          For the purpose of
          the definitions of
          "A$ EQUIVALENT" and
          "EUR EQUIVALENT":

          Euro Exchange Rate:  0.5900

          A$ Exchange Rate:    1 / 0.5900

7.    ACCOUNT DETAILS:

7.1   PAYMENTS TO PARTY A

          Account for payments The account notified in writing by Party A to
          in EUR               Party B in accordance with the Agreement.

          Account for payments The account notified in writing by Party A to
          in A$                Party B in accordance with the Agreement.

7.2   PAYMENTS TO PARTY B

          Account for payments The account notified in writing by the Principal in EUR Paying Agent to Party A as contemplated by Part 5(cc)(ii) of the Schedule to the Agreement.

          Account for payments The account notified in writing by Party B to in A$ Party A in accordance with Part 5(cc)(i) of the Schedule to the Agreement.

8.    OFFICES:                 The Office of Party A for the Transaction is
                               Sydney.

                               The Office of Party B for the Transaction is
                               Sydney.

                               The Office of the Manager for the Transaction is Melbourne.

9.    NOTIFICATION OF          The Manager must notify Party A of all of the
      INVESTED AMOUNT          matters which the Manager is required to
                               notify the Currency Swap Provider of under clause
                               8(b) of the Supplementary Bond Terms Notice, by the time required under that clause for the notification.

10.   CALCULATION AGENT        PARTY A


11. In connection with this Confirmation and the Transaction to which this Confirmation relates, each party to this Confirmation represents and acknowledges to the other party that:

(a) Non-reliance. It is acting for its own account (or, in the case of Party B, as trustee of the Securitisation Fund), and it has made its own independent decision to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and, in the case of Party B, the judgment of the Manager, and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

12. This Confirmation will be governed by and construed in accordance with the laws specified in the Agreement.

13. Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today to:

Attention:     Keith Doree
               Financial Markets Operations
               Premium Business Services

Address:       Level 3, 120 Pitt Street
               Sydney  NSW 2000

Facsimile No.: 02 9312 4794

Yours sincerely


SIGNED for and on behalf of
Commonwealth Bank of Australia

(ABN  48 123 123 124)

By:
------------------------------------------
          (Authorised Officer)

Name
         ---------------------------------
Title
         ---------------------------------

SIGNED for and on behalf of
Commonwealth Bank of Australia
(ABN  48 123 123 124)

By:      /s/ Keith A Doree
         ---------------------------------
         (Authorised Officer)

Name     Keith A Doree
         ---------------------------------

Title    Manager - Documentation
         ---------------------------------


CONFIRMED AS AT THE DATE FIRST WRITTEN ABOVE:

SIGNED by ME PORTFOLIO MANAGEMENT
LIMITED, ABN 79 005 964 134 as
manager of the SMHL Global Fund NO. 9
itself and on behalf of PERPETUAL
LIMITED, ABN 86 000 431 827 as
trustee for the SMHL Global Fund No. 9

By:      /s/ Andrew Gibson                           /s/ Bruce Talbot
         ------------------------------              ---------------------------
         (Authorised Officer)

Name     Andrew Gibson                               Bruce Talbot
         ------------------------------              ---------------------------

Title    Authorised Signatory                        Authorised Signatory
         ------------------------------              ---------------------------

                              DEFINITIONS SCHEDULE


In this Confirmation and in the Agreement unless the context otherwise requires,


"A$ EQUIVALENT", "CLASS A2 NOTE", "CONDITIONS", "CURRENCY SWAP PROVIDER", "INVESTED AMOUNT", "NOTE TRUSTEE", "NOTE", "QUARTERLY INTEREST PERIOD" and "QUARTERLY PAYMENT DATE", have the meanings given to those terms in the Supplementary Bond Terms Notice.

"A$ CLASS A2 PRINCIPAL" means the amount available for distribution to Party A in accordance with clause 6.2(c)(7)(B) of the Supplementary Bond Terms Notice.

"A$ CLASS A2 INTEREST PAYMENT" means the amount available for distribution to Party A in accordance with clause 6.1(c)(4)(B) of the Supplementary Bond Terms Notice.

"A$ CLASS A2 UNPAID INTEREST AMOUNT" in relation to a Floating Rate Payer Payment Date means the aggregate amount of the Floating Amounts referred to in paragraph 4.2 with respect to the immediately preceding Floating Rate Payer Payment Date which were not paid by Party B on that Floating Rate Payer Payment Date as a result of the operation of paragraph 4.3.

"CLASS A2 UNPAID INTEREST AMOUNT" in relation to a Floating Rate Payer Payment Date means the aggregate amount of the Floating Amounts referred to in paragraph
4.1 with respect to the immediately preceding Floating Rate Payer Payment Date which were not paid by Party A on that Floating Rate Payer Payment Date as a result of the operation of paragraph 4.3.

"RATE PAGE" means Telerate Page 248 or, if Telerate Page 248 ceases to quote the relevant rate, such other page, section or part of Telerate as quotes the relevant rate and is selected by the Calculation Agent or, if there is no such page, section or part of such other page, section or part of a different screen information service as quotes the relevant rate selected by the Calculation Agent and approved by the Note Trustee and the Currency Swap Provider.

"SUPPLEMENTARY BOND TERMS NOTICE" means the document entitled "Supplementary Bond Terms Notice: SMHL Global Fund No. 9 - Class A and Class B Notes" dated 3 October 2006 executed by ME Portfolio Management Limited, Perpetual Limited, Perpetual Trustee Company Limited and The Bank of New York (as the same may be supplemented or amended from time to time).

"EUR EQUIVALENT" means:

(a) in relation to an amount denominated or to be denominated in A$, the amount converted to (and denominated in) EUR at the EUR Exchange Rate; or

(b)   in relation to an amount denominated in EUR the amount of EUR.

"EUR-EURIBOR-TELERATE" has the meaning ascribed to that term in the 2000 ISDA Definitions except that:

(a) reference to "London Banking Days" in section 7.1(w)(xvii) of the Annex to the 2000 ISDA Definitions is replaced with reference to "Banking Day" as that expression is defined in the Conditions;

(b) reference to "Telerate Page 248" in section 7.1(w)(xvii) of the Annex to the 2000 ISDA Definitions is replaced with reference to "Rate Page" (as defined above); and

(c) the interest rate so determined will be rounded down to the nearest four decimal places, and that if EUR-EURIBOR-Telerate cannot be determined in accordance with the 2000 ISDA Definitions as varied above (including endeavouring to determine a rate under the definition of "EUR-EURIBOR-Reference Banks" in section 7.1(w)(xx) of the Annex to the 2000 ISDA Definitions ((a) above will apply in this circumstance to 7.1(w)(xx))), it will remain as the most recently determined rate obtained from a Rate Page for a preceding Quarterly Interest Period.